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                                                                   Exhibit 10.15



   List of Contents of Exhibits and Schedules to the Royal Insurance Company
                  of America Administrative Services Agreement



        Exhibits                                Description
        --------                                -----------

Exhibit A                              Administrative Services Intellectual
                                       Property License Agreement

Exhibit B                              RSA Reinsurance Security Guidelines

Exhibit C                              Form of Report Required Pursuant to
                                       Section 7.1



        Schedules                                Description
        ---------                                -----------

Schedule 4.5(a)                        Levels of Treaty Reinsurance